UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6290

Smith Barney World Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

WORLD FUNDS, INC.

SMITH BARNEY INFLATION MANAGEMENT FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   OCTOBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

DAVID TORCHIA

PORTFOLIO MANAGER

FREDERICK MARKI

PORTFOLIO MANAGER

Classic Series

Annual Report  •  October 31, 2004

SMITH BARNEY INFLATION MANAGEMENT FUND

DAVID TORCHIA

David Torchia has more than 20 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

FREDERICK MARKI

Frederick Marki has over 21 years of investment industry experience.

Mr. Marki holds a BS in Economics from Massachusetts Institute of Technology.

FUND OBJECTIVE

The fund’s primary investment objective is total return. The fund’s secondary investment objective is current income.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman*, President and Chief Executive Officer

Dear Shareholder,

For the first time in four years, the Federal Reserve Board (“Fed”)i pushed short-term interest rates higher during the 12 months ended October 31, 2004. The Fed raised its target for the closely watched federal funds rateii by 0.25% on three occasions, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10th after the fund’s reporting period had ended. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

Given the mixed economic results and conflicting signals to investors during the period, the bond market fluctuated significantly, but finished in positive territory. Following a sharp sell-off in the spring in anticipation that rates were poised to rise, bond prices rose later in the period. However, the fixed-income markets experienced some downward pricing pressures after the reporting period as interest rate concerns resurfaced.

Although inflation picked up earlier this year, recently reported figures were benign. The U.S. economy grew at a moderate rateiii over the period. Labor market growthiv picked up significantly in the spring, tapered off over the summer but has recently exceeded consensus expectations.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

*	As of September 23, 2004.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President, and Chief Executive Officer

November 29, 2004

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MANAGER  OVERVIEW

Special Shareholder Notice

On September 24, 2004, the shareholders of Smith Barney World Funds, Inc. — Global Government Bond Portfolio, approved several material changes as part of a fund restructuring. The restructuring included changes to the fund’s name, investment objective, fund’s benchmark, portfolio manager, pricing, management fee and investment strategy. The restructuring also included the elimination of the fund’s fundamental investment policy limiting the use of futures and options on futures for non-hedging purposes.

Effective October 1, 2004, the fund’s name changed to Smith Barney Inflation Management Fund and its performance benchmark became the Lehman Brothers Global Real: U.S. TIPS Index.v Additionally, the fund’s investment objective changed from a fund that “seeks a high level of current income and capital appreciation” to one that “seeks total return, with current income as a secondary objective”.

The pricing structure of the fund was revised from long term fixed income pricing to short term fixed income pricing. The new pricing structure required the creation of a new share class designated as Class C, with the former Class C re-designated as Class O. The management/administration fee was also reduced from 0.75% of the fund’s average daily net assets to 0.60% of the fund’s average daily net assets.

Effective October 1, 2004, the management of the fund’s portfolio was assumed by David Torchia and Fred Marki.

Performance Review

For the 12 months ended October 31, 2004, Class A shares of the Smith Barney World Funds, Inc. — Smith Barney Inflation Management Fund, excluding sales charges, returned 3.52%. These shares underperformed the fund’s new unmanaged benchmark, the Lehman Brothers Global Real: U.S. TIPS Index, which returned 8.01% for the same period. Due to the change in the fund’s objective and benchmark during the last month of the period, the composition of the fund, and, thus, its corresponding performance did not reflect that of the Lehman Brothers Global Real: U.S. TIPS Index. The Class A shares also underperformed the fund’s former unmanaged benchmarks, the JP Morgan Global Government Bond Index-Hedgedvi and the JP Morgan Global Government Bond Index-Unhedged,vii which returned 4.85% and 10.54%, respectively, for the same period.

PERFORMANCE SNAPSHOT

AS OF OCTOBER 31, 2004

(excluding sales charges)

	6 Months	12-Months

Class A Shares — Smith Barney Inflation Management Fund	2.82%	3.52%

Lehman Brothers Global Real: U.S. TIPS Index	6.81%	8.01%

JP Morgan Global Government Bond Index — Hedged	3.14%	4.85%

JP Morgan Global Government Bond Index — Unhedged	7.29%	10.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.44%, Class O shares returned 2.59% and Class Y shares returned 2.59% over the six months ended October 31, 2004. Excluding sales charges, Class B shares returned 2.77%, Class O shares returned 2.96% and Class Y shares returned 3.49% over the twelve months ended October 31, 2004. Class C shares returned 0.58% since their inception on October 12, 2004.

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Market Overview

Over the past year, global bond markets were characterized by three primary trends: 1) concerns over the potential global economic recovery at the end of 2003; 2) stronger data paving the way for higher-than-expected growth in spring 2004; and 3) moderation in expectations for the remainder of the year as growth reverted back toward trend.

In the U.S., yields fell to lows in March before recovering in April and May on strong payroll data, which prompted the Fed to move toward removing its accommodative monetary stance. As previously stated in the letter from the Chairman, the Fed finally raised its federal funds rate target by 25 basis points to 1.25% at its June meeting and by an additional 25 basis points at its August and September meetings, bringing the target rate to 1.75% at the end of the fund’s reporting cycle. Following the end of the fund’s reporting period, at its November meeting, the Fed moved the rate once more to 2.00%. Over the period, the yield curve essentially flattened as the front end adjusted to the rate hikes.

In Europe, the markets traded in a similar manner, although mixed data, a strong currency and a weaker growth outlook led Eurozone bonds to outperform their U.S. counterparts. Due to the less-than-robust recovery, the European Central Bank left rates unchanged at 2%viii. In the UK, a stronger domestic economy and an overheating housing sector led the Bank of Englandix to raise rates from 3.75% to 4.75%, successfully cooling an economy that has progressed further along the cycle than the other major economies.

Australia experienced similar conditions to the UK. The Reserve Bank of Australiax raised rates by 50 basis points at the end of 2003 in an effort to contain soaring house prices and consumer credit, and, as of the end of this reporting period, economic growth has not reverted back toward a sustainable trend. In Canada, the Bank of Canada eased rates into April in an effort to ward off recessionary fears and the effects of a sluggish U.S. economy. However, the Bank of Canada reduced some of the stimulus as activity picked up during the summer, with productivity, inflation and labor conditions improving more than expected.

Factors Influencing Fund Performance

For most of the period, the portfolio was positioned to seek advantage in global market opportunities. During the period, the Fund benefited from its overweight in European bonds, which outperformed U.S. bonds primarily due to the weaker economic backdrop in Europe. Although underweight versus the benchmark, our allocation to Japanese bonds also benefited the portfolio due to their capital appreciation during the period. The portfolio’s short duration posture detracted from overall performance relative to the benchmark index as bond markets decoupled from economic data and continued to rally despite higher-than-expected global growth.

The commentary provided above reflects the views of portfolio manager Denis Mangan, who managed the fund according to its previous investment objective, policies and restrictions from the beginning of the period through September 30, 2004. Effective October 1, 2004, David Torchia and co-manager Fred Marki assumed management of this portfolio as it became the Smith Barney Inflation Management Fund. The portfolio was restructured to consist primarily of securities managed to protect against inflation, including U.S. TIPS and certain other fixed income securities that the manager believes will provide protection against inflation.

Thank you for your investment in the Smith Barney World Funds, Inc-Smith Barney Inflation Management Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

David Torchia	Frederick Marki
Portfolio Manager	Portfolio Manager

November 30, 2004

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind that the fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the fund’s losses from events affecting a particular issuer.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). GDP is a market value of goods and services produced by labor and property in a given country.
iv	Source: Bureau of Labor Statistics.
[v]	The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities.
vi	The JP Morgan Global Government Bond Index—Hedged is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.
vii	The JP Morgan Global Government Bond Index—Unhedged is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.
viii	Source: European Central Bank.
ix	The Bank of England is the central bank of the United Kingdom. The Bank implements interest rate decisions through its financial market operations—it sets the interest rate at which the Bank lends to banks and other financial institutions.
[x]	The Reserve Bank of Australia is responsible for monetary policy in Australia. The Bank is an active participant in financial markets, manages Australia’s foreign reserves, issues Australian currency notes and serves as banker to the Australian Government.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	2.82%	$1,000.00	$1,028.20	1.36%	$6.93

Class B	2.44	1,000.00	1,024.40	2.11	10.74

Class C(4)	0.58	1,000.00	1,005.80	1.73	8.72

Class O(5)	2.59	1,000.00	1,025.90	1.85	9.42

Class Y	2.59	1,000.00	1,025.90	0.96	4.89

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	For Class C shares, the period was from October 12, 2004 (inception date) to October 31, 2004.
(5)	On April 29, 2004, Class L shares were renamed as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.30	1.36%	$6.90

Class B	5.00	1,000.00	1,014.53	2.11	10.68

Class C(3)	5.00	1,000.00	1,016.44	1.73	8.77

Class O(4)	5.00	1,000.00	1,015.84	1.85	9.37

Class Y	5.00	1,000.00	1,020.31	0.96	4.88

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	For Class C shares, the period was from October 12, 2004 (inception date) to October 31, 2004.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C		Class O(3)	Class Y
Twelve Months Ended 10/31/04	3.52%	2.77%	N/A		2.96%	3.49%

Five Years Ended 10/31/04	5.14	4.50	N/A		4.65	5.45

Ten Years Ended 10/31/04	6.16	N/A	N/A		5.61	6.36

Inception* through 10/31/04	6.62	5.60	0.58	‡	5.80	6.37

	With Sales Charges(4)
	Class A	Class B	Class C		Class O(3)	Class Y
Twelve Months Ended 10/31/04	1.44%	(1.73)%	N/A		1.96%	3.49%

Five Years Ended 10/31/04	4.71	4.34	N/A		4.65	5.45

Ten Years Ended 10/31/04	5.94	N/A	N/A		5.61	6.36

Inception* through 10/31/04	6.46	5.60	0.58	‡	5.80	6.37

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (10/31/94 through 10/31/04)	81.79%

Class B (Inception* through 10/31/04)	71.93

Class C (Inception* through 10/31/04)	0.58

Class O (10/31/94 through 10/31/04)	72.65

Class Y (10/31/94 through 10/31/04)	85.32

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and O shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% sales charge on Class O shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class A, B, C, O and Y shares are July 22, 1991, November 18, 1994, October 12, 2004, January 4, 1993 and February 19, 1993, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Inflation Management Fund vs. Lehman Brothers Global Real: U.S. TIPS Index, JP Morgan Global Government Bond Index — Hedged and JP Morgan Global Government Bond Index — Unhedged†

October 1994 — October 2004

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The JP Morgan Global Government Bond Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. As a result of the Fund’s restructuring, effective October 1, 2004 the Fund changed its benchmark to the Lehman Brothers Global Real: U.S. TIPS Index. Management has determined that the Lehman Brothers Global Real: U.S. TIPS Index is a more appropriate benchmark reflecting more closely the Fund’s portfolio of securities and the investment strategy. The Lehman Brothers Global Real: U.S. TIPS Index is a market index made up of U.S. Treasury Inflation Linked Indexed securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations 3/31/97.

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Schedule of Investments	October 31, 2004

FACE AMOUNT	SECURITY	VALUE
U.S. TREASURY OBLIGATIONS — 72.7%
$8,042,480	U.S. Treasury Inflation Indexed Bonds, 2.375% due 1/15/25	$8,415,707
	U.S. Treasury Inflation Indexed Notes:
9,243,760	3.875% due 1/15/09 (a)	10,490,586
8,101,924	2.000% due 1/15/14	8,401,007
2,010,620	2.000% due 7/15/14 (a)	2,080,678
1,500,000	U.S. Treasury Note, 1.625% due 2/28/06 (a)	1,486,583

	TOTAL U.S. TREASURY OBLIGATIONS (Cost — $30,578,897)	30,874,561

ASSET BACKED SECURITIES — 19.8%
500,000	ACE Securities Corp., Series 2004-0P1, Class M3, 3.183% due 4/25/34 (b)	501,286
	Aegis Asset Backed Securities Trust:
500,000	Series 2004-5N, Note, 5.000% due 12/25/34 (c)	500,000
500,000	Series 2004-5, Class M2, 3.171% due 12/25/34 (b)(d)	500,000
500,000	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 3.200% due 11/25/34 (b)	500,000
500,000	Amortizing Residential Collateral Trust, Series 2004-1, Class M4 2.983% due 10/25/34 (b)	497,969
400,000	Argent NIM Trust, Series 2004-WN10, Class B, 7.385% due 11/25/34 (c)	400,000
467,184	Bear Stearns Asset Backed Securities NIM, Series 2004-HE8N, Class A1, 5.000% due 9/25/34 (c)	467,184
	Countrywide Asset-Backed Certificates:
500,000	Series 2004-BC4, Class M2, 2.809% due 10/25/34 (b)	500,000
500,000	Series 2004-11N, Class N, 5.250% due 4/25/36 (c)	499,732
500,000	First Franklyn NIM Trust, Series 2004-FF10, Class N2, 6.000% due 11/25/34 (c)(e)	490,541
500,000	Long Beach Mortgage Loan Trust, Series 2004-6, Class M2, 3.083% due 11/25/34 (b)(d)	500,000
500,000	Mastr Asset Backed Securities Trust, Series 2004-OPT2, Class M4, 2.890% due 9/25/34 (b)	500,252
500,000	Morgan Stanley ABS Capital I, Series 2004-NC8, Class M4, 3.110% due 9/25/34 (b)	500,000
500,000	Park Place Securities Inc., Series 2004-WWF1, Class M4, 3.200% due 1/25/35 (b)	500,000
500,000	Residential Asset Securities Corp., Series 2004-KS10, Class M2, 3.109% due 11/25/34 (b)(d)	500,000
491,209	Sail NIM Notes, Series 2004-AA, Class B, 7.500% due 10/27/34 (c)	479,542
563,232	Sharp SP I LLC NIM Trust, Series 2004-HS1N, Note, 5.920% due 2/25/34 (c)	563,232

	TOTAL ASSET BACKED SECURITIES (Cost — $8,399,206)	8,399,738

REPURCHASE AGREEMENT — 11.8%
5,018,000	UBS Securities LLC, dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $5,018,769 (Fully collateralized by U.S. Government Agency Obligations and International Bank Reconstruction & Development Notes & Bonds, 0.000% to 8.875% due 12/7/04 to 8/6/38; Market Value — $5,118,370) (Cost — $5,018,000)	5,018,000

	TOTAL INVESTMENTS — 104.3% (Cost — $43,996,103*)	44,292,299
	Liabilities in Excess of Other Assets — (4.3)%	(1,848,720)

	TOTAL NET ASSETS — 100.0%	$42,443,579

See Notes to Financial Statements.

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Schedule of Investments (continued)	October 31, 2004

FACE AMOUNT	SECURITY	VALUE
LOANED SECURITIES COLLATERAL
$6,659,065	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $6,659,065)	$6,659,065

(a)	All or a portion of this security is on loan (Notes 1 and 3).
(b)	Variable rate security. Rate shown is rate in effect at October 31, 2004.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transaction that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.
(d)	All or a portion of this security is segregated for open purchases with extended settlement dates.
(e)	Security is fair valued in good faith by or under the direction of the Board of Directors.
*	Aggregate cost for federal income tax purposes is $44,018,843.

Abbreviation used in this schedule:

NIM — Net Interest Margin.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	October 31, 2004

ASSETS:
Investments, at value (Cost — $38,978,103)	$39,274,299
Repurchase Agreement, at value (Cost — $5,018,000)	5,018,000
Loaned securities collateral, at value (Cost — $6,659,065) (Notes 1 and 3)	6,659,065
Cash	675
Interest receivable	232,665
Receivable for Fund shares sold	425
Prepaid expenses	17,181

Total Assets	51,202,310

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	6,659,065
Payable for securities purchased	2,000,278
Dividends payable	25,634
Management fee payable	4,621
Distribution plan fees payable	3,101
Payable for Fund shares reacquired	2,704
Accrued expenses	63,328

Total Liabilities	8,758,731

Total Net Assets	$42,443,579

NET ASSETS:
Par value of capital shares ($0.001 par value, 1 billion shares authorized)	$3,920
Capital paid in excess of par value	42,191,837
Overdistributed net investment income	(48,374)
Net unrealized appreciation of investments	296,196

Total Net Assets	$42,443,579

Shares Outstanding:
Class A	3,252,441

Class B	139,766

Class C	413

Class O	181,386

Class Y	345,507

Net Asset Value:
Class A (and redemption price)	$10.85

Class B *	$10.86

Class C (and redemption price)	$10.85

Class O *	$10.86

Class Y (and redemption price)	$10.63

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$11.07

*	Redemption price is NAV of Class B and O shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

13        Smith Barney World Funds, Inc.      |      2004 Annual Report

Statement of Operations	For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest (Note 3)	$2,731,053

EXPENSES:
Management fees (Note 2)	596,651
Distribution plan fees (Notes 2 and 4)	127,864
Audit and legal	72,700
Transfer agency services (Notes 2 and 4)	56,764
Shareholder communications (Note 4)	41,597
Custody	40,626
Registration Fees	34,262
Directors’ fees	7,097
Other	8,480

Total Expenses	986,041
Less: Management fee waiver (Notes 2 and 8)	(19,338)

Net Expenses	966,703

Net Investment Income	1,764,350

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	14,687,570
Futures contracts	(462,039)
Foreign currency transactions	(2,555,715)

Net Realized Gain	11,669,816

Net Change in Unrealized Appreciation From:
Investments and futures contracts	(10,524,663)
Foreign currencies	(329,117)

Net Decrease in Unrealized Appreciation	(10,853,780)

Net Gain on Investments, Futures Contracts and Foreign Currencies	816,036

Increase in Net Assets From Operations	$2,580,386

See Notes to Financial Statements.

14        Smith Barney World Funds, Inc.      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended October 31,

	2004	2003
OPERATIONS:
Net investment income	$1,764,350	$2,248,783
Net realized gain (loss)	11,669,816	(6,011,039)
Net increase (decrease) in unrealized appreciation	(10,853,780)	5,002,852

Increase in Net Assets From Operations	2,580,386	1,240,596

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(1,952,835)	(2,082,684)
Net realized gain	(143,446)	—
Capital	—	(529,007)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(2,096,281)	(2,611,691)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	2,741,211	6,089,230
Net asset value of shares issued for reinvestment of dividends and distributions	739,688	979,348
Cost of shares reacquired	(48,680,116)	(12,529,286)

Decrease in Net Assets From Fund Share Transactions	(45,199,217)	(5,460,708)

Decrease in Net Assets	(44,715,112)	(6,831,803)

NET ASSETS:
Beginning of year	87,158,691	93,990,494

End of year*	$42,443,579	$87,158,691

* Includes overdistributed net investment income of:	$(48,374)	$(10,859,578)

See Notes to Financial Statements.

15        Smith Barney World Funds, Inc.      |      2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.74		$10.91	$10.82	$10.95	$11.18

Income (Loss) From Operations:
Net investment income	0.22		0.25	0.31 (2)	0.38	0.48
Net realized and unrealized gain (loss)	0.15		(0.12)	0.12 (2)	0.75	0.17

Total Income From Operations	0.37		0.13	0.43	1.13	0.65

Less Dividends and Distributions From:
Net investment income	(0.24)		(0.24)	(0.15)	(1.20)	(0.88)
Net realized gain	(0.02)		—	—	—	—
Capital	—		(0.06)	(0.19)	(0.06)	—

Total Dividends and Distributions	(0.26)		(0.30)	(0.34)	(1.26)	(0.88)

Net Asset Value, End of Year	$10.85		$10.74	$10.91	$10.82	$10.95

Total Return(3)	3.52%		1.13%	4.06%	11.11%	6.13%

Net Assets, End of Year (000s)	$35,279		$43,365	$47,842	$52,336	$60,546

Ratio to Average Net Assets:
Expenses	1.37	%(4)	1.34%	1.25%	1.23%	1.21%
Net investment income	2.01		2.29	2.93 (2)	3.62	4.35

Portfolio Turnover Rate	80%		29%	29%	96%	121%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.33, $0.10 and 3.06%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratio would have been 1.41%.

See Notes to Financial Statements.

16        Smith Barney World Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.77		$10.94	$10.85	$10.92	$11.16

Income (Loss) From Operations:
Net investment income	0.14		0.19	0.24 (2)	0.32	0.42
Net realized and unrealized gain (loss)	0.16		(0.13)	0.12 (2)	0.75	0.17

Total Income From Operations	0.30		0.06	0.36	1.07	0.59

Less Dividends and Distributions From:
Net investment income	(0.19)		(0.17)	(0.08)	(1.08)	(0.83)
Net realized gain	(0.02)		—	—	—	—
Capital	—		(0.06)	(0.19)	(0.06)	—

Total Dividends and Distributions	(0.21)		(0.23)	(0.27)	(1.14)	(0.83)

Net Asset Value, End of Year	$10.86		$10.77	$10.94	$10.85	$10.92

Total Return(3)	2.77%		0.53%	3.43%	10.48%	5.56%

Net Assets, End of Year (000s)	$1,517		$2,439	$2,405	$3,001	$5,574

Ratio to Average Net Assets:
Expenses	2.08	%(4)	1.91%	1.88%	1.80%	1.76%
Net investment income	1.30		1.72	2.29 (2)	3.07	3.88

Portfolio Turnover Rate	80%		29%	29%	96%	121%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.25, $0.11 and 2.43%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratio would have been 2.12%.

See Notes to Financial Statements.

17        Smith Barney World Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout the period ended October 31:

Class C Shares(1)(2)	2004
Net Asset Value, Beginning of Period	$10.80

Income (Loss) From Operations:
Net investment loss	(0.05)
Net realized and unrealized gain	0.11

Total Income From Operations	0.06

Less Dividends and Distributions From:
Net investment income	0.00	*
Net realized gain	(0.01)

Total Dividends and Distributions	(0.01)

Net Asset Value, End of Period	$10.85

Total Return(3)	0.58	%‡

Net Assets, End of Period (000s)	$5

Ratio to Average Net Assets:
Expenses	1.73	%(4)†
Net investment income	(8.30	)†

Portfolio Turnover Rate	80%

(1)	For the period October 12, 2004 (inception date) to October 31, 2004.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee and reimbursed the Fund for certain expenses for the period ended October 31, 2004. If such fees and expenses were not waived and/or reimbursed, the actual annualized expense ratio would have been 4.73%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount less than $0.01 per share.

See Notes to Financial Statements.

18        Smith Barney World Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class O Shares(1)(2)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.76		$10.94	$10.85	$10.92	$11.15

Income (Loss) From Operations:
Net investment income	0.16		0.20	0.26 (3)	0.33	0.42
Net realized and unrealized gain (loss)	0.15		(0.13)	0.12 (3)	0.76	0.18

Total Income From Operations	0.31		0.07	0.38	1.09	0.60

Less Dividends and Distributions From:
Net investment income	(0.19)		(0.19)	(0.10)	(1.09)	(0.83)
Net realized gain	(0.02)		—	—	—	—
Capital	—		(0.06)	(0.19)	(0.07)	—

Total Dividends and Distributions	(0.21)		(0.25)	(0.29)	(1.16)	(0.83)

Net Asset Value, End of Year	$10.86		$10.76	$10.94	$10.85	$10.92

Total Return(4)	2.96%		0.61%	3.59%	10.69%	5.67%

Net Assets, End of Year (000s)	$1,969		$2,317	$2,298	$1,934	$1,752

Ratio to Average Net Assets:
Expenses	1.86	%(5)	1.85%	1.69%	1.69%	1.67%
Net investment income	1.51		1.78	2.48 (3)	3.14	3.88

Portfolio Turnover Rate	80%		29%	29%	96%	121%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares. Class C shares were then renamed Class O shares on October 1, 2004.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.28, $0.10 and 2.62%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratio would have been 1.91%.

See Notes to Financial Statements.

19        Smith Barney World Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class Y Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.57		$10.74	$10.66	$10.83	$11.03

Income (Loss) From Operations:
Net investment income	0.26		0.29	0.34 (2)	0.42	0.51
Net realized and unrealized gain (loss)	0.10		(0.12)	0.11 (2)	0.73	0.18

Total Income From Operations	0.36		0.17	0.45	1.15	0.69

Less Dividends and Distributions From:
Net investment income	(0.28)		(0.28)	(0.18)	(1.26)	(0.89)
Net realized gain	(0.02)		—	—	—	—
Capital	—		(0.06)	(0.19)	(0.06)	—

Total Dividends and Distributions	(0.30)		(0.34)	(0.37)	(1.32)	(0.89)

Net Asset Value, End of Year	$10.63		$10.57	$10.74	$10.66	$10.83

Total Return(3)	3.49%		1.51%	4.39%	11.52%	6.59%

Net Assets, End of Year (000s)	$3,674		$39,038	$41,445	$51,153	$47,145

Ratio to Average Net Assets:
Expenses	0.94	%(4)	0.91%	0.90%	0.86%	0.85%
Net investment income	2.48		2.71	3.28 (2)	3.96	4.71

Portfolio Turnover Rate	80%		29%	29%	96%	121%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.36, $0.09, and 3.41%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual expense ratio would have been 0.95%.

See Notes to Financial Statements.

20        Smith Barney World Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Inflation Management Fund (“Fund”), (formerly known as Global Government Bond Portfolio), a separate non-diversified investment fund of the Smith Barney World Funds, Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of Directors. Securities listed on NASDAQ for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates value, unless the Board of Directors determines that such valuation does not constitute fair value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through

21        Smith Barney World Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

(f) Concentration of Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

(g) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses on the sale of securities are calculated by using the specific identification method.

(h) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

(i) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes dividends monthly and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(j) Class Accounting. Class specific expenses are charged to each class. Management fees, general fund expenses, income and gain and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

(l) Reclassification. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year,

22        Smith Barney World Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

$160,750 has been reclassified between paid-in capital and overdistributed net investment income as a result of permanent differences attributable to a taxable overdistribution of net income. Also, $10,838,939 has been reclassified between accumulated net realized gain from investment transactions and overdistributed net investment income due to book foreign currency transactions and permanent differences attributable to the sale of premium adjusted bonds. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund paid SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets until September 30, 2004. This fee was calculated daily and paid monthly.

Effective October 1, 2004, the management fee rate of 0.75% described above was reduced to 0.60%. The management fee is otherwise calculated as described in the above paragraph.

During the year ended October 31, 2004, SBFM waived a portion of its management fee in the amount of $19,338. This waiver can be terminated at any time by SBFM.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2004, the Fund paid transfer agent fees of $40,643 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor. In addition, CGM and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

On February 2, 2004, sales charges on Class L were eliminated. On April 29, 2004, Class L shares were renamed as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004. New Class C shares were incepted on October 12, 2004.

There is a maximum sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class O shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur a sales charge.

For the year ended October 31, 2004, CGM and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2004, CDSCs paid to CGM and its affiliates were approximately $2,000 for Class B shares.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

23        Smith Barney World Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$57,956,024

Sales	108,022,299

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$291,706
Gross unrealized depreciation	(18,250)

Net unrealized appreciation	$273,456

At October 31, 2004, the Fund loaned securities having a market value of $6,540,335. The Fund received cash collateral amounting to $6,659,065, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund.

Income earned by the Fund from securities lending for the year ended October 31, 2004 was $6,499.

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B, C and O shares calculated at an annual rate of 0.50%, 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended October 31, 2004, total Rule 12b-1 Distribution Plan fees incurred, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C	Class O
Rule 12b-1 Distribution Plan Fees	$98,501	$13,949	$2	$15,412

For the year ended October 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
Transfer Agency Service Expenses	$51,026	$3,122	$2	$2,523	$91

For the year ended October 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
Shareholder Communication Expenses	$32,668	$4,774	$5	$3,207	$943

24        Smith Barney World Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

5.	Dividends and Distributions Paid to Shareholders by Class

	Year Ended October 31, 2004*		Year Ended October 31, 2003
Class A
Net investment income	$874,190		$991,179
Net realized gain	81,214		—
Capital	—		266,635

Total	$955,404		$1,257,814

Class B
Net investment income	$31,967		$39,956
Net realized gain	3,470		—
Capital	—		14,857

Total	$35,437		$54,813

Class C
Net investment income	$0	**	$—
Net realized gain	5		—

Total	$5		$—

Class O
Net investment income	$39,306		$42,292
Net realized gain	4,596		—
Capital	—		14,151

Total	$43,902		$56,443

Class Y
Net investment income	$1,007,372		$1,009,257
Net realized gain	54,161		—
Capital	—		233,364

Total	$1,061,533		$1,242,621

*	For the period October 12, 2004 (inception date) to October 31, 2004 for Class C shares.
**	Amount less than $1.

6.	Capital Shares

At October 31, 2004, the Company had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004.

25        Smith Barney World Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2004*		Year Ended October 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	134,457	$1,446,951	361,319	$3,987,002
Shares issued on reinvestment	63,349	680,406	81,375	893,252
Shares reacquired	(982,395)	(10,560,052)	(789,358)	(8,681,192)

Net Decrease	(784,589)	$(8,432,695)	(346,664)	$(3,800,938)

Class B
Shares sold	33,426	$362,335	89,140	$984,064
Shares issued on reinvestment	2,325	25,022	3,426	37,719
Shares reacquired	(122,498)	(1,318,210)	(85,967)	(943,023)

Net Increase (Decrease)	(86,747)	$(930,853)	6,599	$78,760

Class C
Shares sold	413	$4,454	—	—
Shares issued on reinvestment	— †	5	—	—

Net Increase	413	$4,459	—	—

Class O**
Shares sold	17,140	$185,652	70,339	$772,406
Shares issued on reinvestment	3,187	34,255	4,396	48,377
Shares reacquired	(54,357)	(584,582)	(69,431)	(762,880)

Net Increase (Decrease)	(34,030)	$(364,675)	5,304	$57,903

Class Y
Shares sold	69,864	$741,819	32,003	$345,758
Shares reacquired	(3,416,642)	(36,217,272)	(198,798)	(2,142,191)

Net Decrease	(3,346,778)	$(35,475,453)	(166,795)	$(1,796,433)

*	For the period October 12, 2004 (inception date) to October 31, 2004 for Class C shares.
†	Amount less than 1 share.
**	On April 29, 2004, Class L shares were renamed as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31 were as follows:

	2004	2003
Distributions paid from
Ordinary income	$1,952,835	$2,082,684
Net Long-term Capital Gains	143,446	—

Total Taxable Distributions	2,096,281	2,082,684
Tax Return of Capital	—	529,007

Total Distributions Paid	$2,096,281	$2,611,691

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences	$(25,634	)*
Unrealized appreciation	273,456	**

Total accumulated earnings	$247,822

*	Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis dividends paid.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

26        Smith Barney World Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund, and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against

27        Smith Barney World Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

28        Smith Barney World Funds, Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Inflation Management Fund (formerly known as Global Government Bond Portfolio) (“Fund”) of Smith Barney World Funds, Inc. as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2004

29        Smith Barney World Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney World Funds Inc. — Smith Barney Inflation Management Fund (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent Citicorp Trust Bank, fsb. at 1-800-451-2010.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:†

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 DOB: 5/20/27	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd St., 47th Floor New York, NY 10168 DOB: 6/16/31	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A., Devon Energy Corp., High Speed Access Corp., Human, Inc., SEACOR Smit, Inc. and Six Flags, Inc.

Rainer Greeven 630 5th Ave., Suite 1960 New York, NY 10111 DOB: 12/6/36	Director	Since 1994	Attorney, Rainer Greeven PC	17	Director of Continental Container Corp.

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 DOB: 2/12/45	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	Director of National Multiple Sclerosis Society, New York City Chapter

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”) Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	221	None

30        Smith Barney World Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 3/31/66	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

David Torchia CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 12/12/59	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Frederick Marki CAM 399 Park Avenue New York, NY 10022 DOB: 1/7/61	Vice President and Investment Officer	Since 2004	Investment Officer of SBFM; Director of CGM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief	N/A	N/A
	Chief Compliance Officer	Since 2004	Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

31        Smith Barney World Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
†	Abraham E. Cohen resigned as a Director of the Company, effective July 8, 2004. Mr. Cohen had served as a Director since 1996.

32        Smith Barney World Funds, Inc.      |      2004 Annual Report

Additional Shareholder Information (unaudited)

On September 24, 2004, a Special Meeting of Shareholders of the Smith Barney World Funds, Inc. — Global Government Bond Portfolio (the “Portfolio”) was held to approve the following:

A change in its investment objective from high current income and capital appreciation consistent with its policy of investing in high quality bonds of the United States and Foreign Governments to total return with a secondary investment objective of current income.

The elimination of a fundamental investment policy that limits the Portfolio’s ability to engage in futures and options on futures activities for “non-hedging” purposes.

The following tables provide information concerning the matters voted on at the Shareholder Meeting:

To approve a change in the Portfolio’s investment objective:

	Number of Shares	Percentage of Outstanding Shares	Percentage of Shares Voted
Votes For	4,298,497	56.06%	86.49%

Votes Against	313,639	4.09	6.31

Votes Withheld	358,034	4.67	7.20

To approve the elimination of a fundamental investment policy of the Portfolio:

	Number of Shares	Percentage of Outstanding Shares	Percentage of Shares Voted
Votes For	4,188,536	54.62%	84.27%

Votes Against	378,707	4.94	7.62

Votes Withheld	402,927	5.26	8.11

33        Smith Barney World Funds, Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney World Funds, Inc.: Smith Barney Inflation Management Fund during the taxable year ended October 31, 2004.

Record Date	Monthly
Payable Date	Monthly

Long-term Capital Gain Distributions Paid	$143,446

Interest from Federal Obligations	4.46%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

34        Smith Barney World Funds, Inc.      |      2004 Annual Report

SMITH BARNEY

WORLD FUNDS, INC.

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

Chairman*, President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

David Torchia

Vice President and
Investment Officer

Frederick Marki

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

*  As of September 23, 2004

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund

The Fund is a separate investment fund of the Smith Barney World Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. —Smith Barney Inflation Management Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY WORLD FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01358 12/04 04-7594

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney World Funds, Inc. were $82,000 and $82,000 for the years ended 10/31/04 and 10/31/03.

(b)	Audit-Related Fees for the Smith Barney World Funds, Inc. were $10,000 and $0 for the years ended 10/31/04 and 10/31/03.

(c)	Tax Fees for Smith Barney World Funds, Inc. of $5,600 and $5,600 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney World Funds, Inc.

(d)	All Other Fees for Smith Barney World Funds, Inc. of $0 and $0 for the years ended 10/31/04 and 10/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney World Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and

Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney World Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney World Funds, Inc. were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Smith Barney World Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney World Funds, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney World Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney World Funds, Inc.

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney World Funds, Inc.

Date: January 6, 2005

By:	/s/ James M. Giallanza
(James M. Giallanza)
Chief Financial Officer of
Smith Barney World Funds, Inc.

Date: January 6, 2005